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                                                                     Exhibit 1.1

                                6,000,000 SHARES

                               THE ST. JOE COMPANY

                           COMMON STOCK, NO PAR VALUE

                             UNDERWRITING AGREEMENT

February 10, 2004
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                                                               February 10, 2004




Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Dear Sirs and Mesdames:

         The Alfred I. duPont Testamentary Trust, a trust established under The Last Will and Testament of Alfred I. duPont (the "SELLING SHAREHOLDER"), proposes to sell to the several Underwriters named in Schedule I hereto (the "UNDERWRITERS") an aggregate of 6,000,000 shares (the "SHARES") of the Common Stock, no par value, of The St. Joe Company, a Florida corporation (the "COMPANY"). The shares of Common Stock, no par value, of the Company (including the Shares) are hereinafter referred to as the "COMMON STOCK."

         The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, including a prospectus, relating to the sale of Common Stock by the Selling Shareholder from time to time, and has filed or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "PROSPECTUS SUPPLEMENT") specifically relating to the sale of the Shares pursuant to Rule 424 under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The registration statement as amended at the time it becomes effective is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form included in the Registration Statement is hereinafter referred to as the "BASE PROSPECTUS" and the Base Prospectus together with the Prospectus Supplement used to confirm sales of Shares is hereinafter referred to as the "PROSPECTUS" (including, in the case of all references to the Registration Statement, the Base Prospectus, the Prospectus Supplement and the Prospectus, documents incorporated therein by reference). If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference

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herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule
462 Registration Statement.

         1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) (i) Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to either Underwriter furnished to the Company in writing by such Underwriter expressly for use therein.

                  (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the state of Florida with the corporate power and authority to own its property and to conduct its business as described in the Prospectus and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (d) Each significant subsidiary of the Company as defined in Rule 1-02(w) of Regulation S-X ( "SIGNIFICANT SUBSIDIARY") has been

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         duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus; and each Significant Subsidiary of the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (e) This Agreement has been duly authorized, executed and delivered by the Company.

                  (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

                  (g) The outstanding shares of Common Stock (including the Shares to be sold by the Selling Shareholder) have been duly authorized and are validly issued, fully paid and non-assessable.

                  (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene (i) any provision of applicable law or the certificate of incorporation or by-laws of the Company, (ii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except in the case of clauses (ii) and (iii) above to the extent as would not have a material adverse effect on the Company and its subsidiaries taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                  (i) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth

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         in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (j) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (k) Each preliminary prospectus or prospectus supplement filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                  (l) The Company is not, and after giving effect to the offering and sale of the Shares will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (m) With respect to each income producing property, any development or developable property identified in the Registration Statement and any other property in excess of 1,000 acres owned by the Company or one of its subsidiaries, whether such property is held for development, sale, lease or any other purpose (the "PROPERTIES"), (i) except as disclosed in the Prospectus, the Company or one of its subsidiaries has good and marketable fee simple title to the land underlying the Properties and good and marketable title to the improvements thereon, subject to utility easements serving such Properties, to zoning and similar governmental land use matters affecting such Properties that are consistent with the current uses of such Properties and to liens, encumbrances, defects and other matters of title that would not have a material adverse effect on the value of such Properties or materially interfere with their current or currently anticipated future uses, (ii) all liens, charges, encumbrances, claims, or restrictions on or affecting any of the Properties and the assets of the Company which are required to be disclosed in the Prospectus are disclosed therein; (iii) except as disclosed in the Prospectus, no person has an option or right of first refusal to purchase all or part of any Property or any interest therein; (iv) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except to the

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         extent disclosed in the Prospectus and except for such failures to comply that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and (v) the Company has no knowledge of any pending or threatened condemnation proceedings, zoning change, or other similar proceeding or action that would affect the size of, use of, improvements on, construction on or access to any of the Properties, except such proceedings, changes or actions that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (o) Except as disclosed in the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (p) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

                  (q) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

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                  (r) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly in all material respects the consolidated financial position and results of operations of the Company, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein.

                  (s) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (t) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in or contemplated by the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (u) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; in the past five years, neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

                  (v) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or


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         foreign regulatory authorities necessary to conduct their respective businesses, except for such certificates, authorizations and permits the non-possession of which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

                  (w) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers, suppliers or contractors of the Company, on the other hand, which is required to be described in the Prospectus which is not so described.

         2. Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to and agrees with each of the Underwriters that:

                  (a) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

                  (b) The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, this Agreement and the consummation of the transactions contemplated hereby will not contravene any provision of applicable law, or the Last Will and Testament of Alfred I. duPont, by which the Selling Shareholder was established, or any agreement or other instrument binding upon the Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Shareholder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                  (c) The Selling Shareholder has, and on the Closing Date will have, valid title to, or a valid "security entitlement" within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by the Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law,


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         to enter into this Agreement and to sell, transfer and deliver the
         Shares or a security entitlement in respect of such Shares.

                  (d) Delivery of the Shares to be sold by the Selling Shareholder and payment therefor pursuant to this Agreement will pass valid title to such Shares, free and clear of any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code, to each Underwriter who has purchased such Shares without notice of an adverse claim.

                  (e) The Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (f) (i)To the best of the knowledge of the Selling Shareholder, after due inquiry, the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 2(g) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to either Underwriter furnished to the Company in writing by such Underwriter expressly for use therein.

                  (g) the statements in the Base Prospectus under the caption "Alfred I. duPont Testamentary Trust," and in the Prospectus Supplement under the captions "Prospectus Summary and Recent Developments -- Alfred I. duPont Testamentary Trust" and "Selling Shareholder" insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

         3. Agreements to Sell and Purchase. The Selling Shareholder hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of

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the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Selling Shareholder at $38.80 a share (the "PURCHASE PRICE") the number of Shares set firth in Schedule I hereto opposite the name of such Underwriter.

         The Selling Shareholder hereby agrees that it will not, during the period ending 120 days after the date of the Prospectus and the Company agrees that it will not during the period ending 90 days after the date of the Prospectus, in each case, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

         The restrictions contained in the preceding paragraph shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or a warrant or the conversion of a security outstanding on the date of the Prospectus or the grant or exercise of an option under any benefit plan of the Company described in the Prospectus, (C) the issuance by the Company of shares of Common Stock (and the filing of a registration statement with respect to such an issuance) in connection with the acquisition of interests in other companies; provided that the recipients of the shares agree in writing to be bound by the 90-day lock-up described above, (D) the sale or transfer by the Selling Shareholder to one or more third parties, provided that the recipients of the shares agree in writing to be bound by the 120-day lock-up described above, (E) the sale by the Selling Shareholder of shares of Common Stock to the Company, or (F) the issuance by the Company of shares of Common Stock in connection with awards of restricted stock under any benefit plan of the Company described in the Prospectus.

         4. Terms of Public Offering. The Selling Shareholder is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Selling Shareholder is further advised by you that the Shares are to be offered to the public initially at $39.20 a share (the "PUBLIC OFFERING PRICE").

         5. Payment and Delivery. Payment for the Shares to be sold by the Selling Shareholder shall be made to the Selling Shareholder in Federal or other funds immediately available in New York City against delivery of such Shares for

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the respective accounts of the Underwriters at 10:00 a.m., New York City time, on February 13, 2004. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

         The Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The Shares shall be delivered to you on the Closing Date, for the respective accounts of the Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

         6. Conditions to the Underwriters' Obligations. The several obligations of the Selling Shareholder to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 4:00 p.m. (New York City time) on the date hereof.

         The obligations of the Underwriters are subject to the following further conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by each of the chief executive officer and the chief financial officer of the Company, to the effect set forth in Section 6(a) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

         Each of the officers signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

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                  (c) The Underwriters shall have received on the Closing Date an opinion of Christine M. Marx, Secretary and General Counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of the state of Florida with the corporate power and authority to own its property and to conduct its business as described in the Prospectus and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                           (ii) each Significant Subsidiary of the Company has
                  been duly incorporated, and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own its property and to conduct its business as described in the Prospectus and each Significant Subsidiary of the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                           (iii) the authorized capital stock of the Company
                  conforms as to legal matters to the description thereof contained in the Prospectus;

                           (iv) the outstanding shares of Common Stock
                  (including the Shares to be sold by the Selling Shareholder) have been duly authorized and are validly issued, fully paid and non-assessable;

                           (v) all of the issued shares of capital stock of each
                  Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims;

                           (vi) this Agreement has been duly authorized,
                  executed and delivered by the Company;

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                           (vii) the execution and delivery by the Company of,
                  and the performance by the Company of its obligations under, this Agreement will not result in a breach or violation of the laws of the United States, the State of Florida, the State of New York or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court of the United States, the State of Florida or the State of New York having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency of the United States, the State of Florida or the State of New York is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares; provided, however, for the purposes of this Section 6(c)(vii), such counsel need not express any opinion with respect to Federal or states securities laws, other antifraud laws, fraudulent transfer laws and bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights;

                           (viii) the statements (A) in the Base Prospectus
                  under the caption "Description of Capital Stock" and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                           (ix) after due inquiry, such counsel does not know of
                  any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

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                           (x) to the best of such counsel's knowledge, the
                  Company and its subsidiaries (A) are in material compliance with any and all applicable Environmental Laws, (B) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in material compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                           (xi) the Company is not an "investment company" as
                  such term is defined in the Investment Company Act of 1940, as amended; and

                           (xii) nothing has come to the attention of such
                  counsel that causes such counsel to believe that (A) each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) did not comply as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) the Registration Statement or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) do not comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (C) the Registration Statement or the Prospectus included therein (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or
                  (D) the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) as of its date or as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) The Underwriters shall have received on the Closing Date opinions of Sullivan & Cromwell, special counsel for the Company, dated the Closing Date, to the effect that the Registration Statement as of its effective date and the Base Prospectus, as supplemented by the Prospectus Supplement, as of the date of such Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects relevant to the offering of the Securities to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and nothing that came to such counsel's attention in the course of their review of the Registration Statement and the Base Prospectus as supplemented by the Prospectus Supplement has caused such counsel to believe that, insofar as relevant to the offering of the Securities, the Registration Statement as of such effective date, or the Prospectus as supplemented by the Prospectus Supplement as of the date of the Prospectus Supplement, respectively, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and nothing that has come to such counsel's attention in the course of the limited procedures described in such letter has caused them to believe that the Prospectus, as of the date and time of delivery of such letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions "Description of Capital Stock" (excluding the description of Florida law under this caption) in the Prospectus insofar as they relate to provisions of documents therein described and that they do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus.

                  (e) The Underwriters shall have received on the Closing Date opinions of McGuire Woods LLP, counsel for the Selling Shareholder, dated the Closing Date, to the effect that:

                           (i) this Agreement has been duly authorized, executed
                  and delivered by or on behalf of the Selling Shareholder;

                           (ii) the execution and delivery by the Selling
                  Shareholder of, and the performance by the Selling Shareholder of its obligations under this Agreement will not contravene
                  (A) any provision of applicable law, or The Last Will and Testament of Alfred I. duPont, by which the Selling Shareholder was established, (B) to the knowledge of such counsel, any agreement or other instrument binding upon the Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, and (C) no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Shareholder of its obligations under this Agreement except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

                           (iii) the Selling Shareholder has valid title to, or
                  a valid security entitlement in respect of, the Shares, and the Selling Shareholder has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares or a security entitlement in respect of such Shares;

                           (iv) upon payment for the Shares to be sold by the
                  Selling Shareholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor either Underwriter has notice of any adverse claim within the meaning of Section 8-105 of the Uniform Commercial Code as in effect on the date of such opinion in the State of New York (the "UCC") to such Shares), (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any "adverse claim" (within the meaning of Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement; in giving this opinion, counsel for the Selling Shareholder may assume that when such payment, delivery and crediting occur, (w) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (x) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the UCC and (y) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC, and (z) DTC's jurisdiction for purposes of Section 8-110(c) of the UCC is the State of New York.

                           (v) the statements in the Base Prospectus under the
                  caption "Alfred I. duPont Testamentary Trust" (other than the first sentence under the caption, "Stock Repurchase Agreement") and in the Prospectus Supplement under the caption "Prospectus Summary and Recent Developments -- Alfred I. duPont Testamentary Trust" insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

                  (f) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, 6(c)(viii) (but only as to the statements in the Prospectus under "Underwriters") and 6(c)(xii) (B) and (C) above.

         With respect to clauses (B), (C) and (D) of Section 6(c)(xii) and
Section 6 (d) above, Christine M. Marx and Sullivan & Cromwell, as applicable, may state that their beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Section 6(f), Davis Polk & Wardwell may state that their beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (other than the documents incorporated by reference) and upon review and discussion of the contents thereof (including documents incorporated by reference), but are without independent check or verification, except as specified. With respect to Section 6(d) above, Sullivan & Cromwell may rely upon an opinion or opinions of McGuire Woods LLP, counsel for the Selling Shareholder, and, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of the Selling Shareholder contained herein and in other documents and instruments; provided that (A) a copy of each opinion so relied upon is delivered to you and is in form and substance satisfactory to your counsel, (B) copies of any other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel and (C) Sullivan & Cromwell shall state in their opinion that they are justified in relying on each such other opinion.

         The opinions of Christine M. Marx and McGuire Woods LLP described in Sections 6(c) and 6(e) above shall be rendered to the Underwriters at the request of the Company or the Selling Shareholder, as the case may be, and shall so state therein.

                  (g) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  (h) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and each of Peter Rummell and Kevin Twomey relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

                  (i) The "lock-up" agreements, each substantially in the form of Exhibit B hereto, between you and directors of the Company listed on
         Schedule II relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

         7. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                  (a) To furnish to you, without charge, five signed copies of the Registration Statement (including exhibits thereto and documents incorporated by reference) and for delivery to Legg Mason Wood Walker, Incorporated a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated by reference) and, to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated therein by reference and any supplements and amendments thereto as you may reasonably request.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference in the Prospectus.

                  (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters, the Selling Shareholder and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of Legg Mason Wood Walker, Incorporated and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                  (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request, provided, however, that nothing herein shall require the Company to qualify as a foreign corporation in any state, to execute a general consent to service of process in any state or to subject itself to taxation in any jurisdiction in which it is otherwise not so subject.

                  (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending January 31, 2005 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

         8. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of the obligations, the Company and the Selling Shareholder under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters (except any transfer or other taxes payable thereon, which shall be paid by the Selling Shareholder),
(iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) the cost of printing certificates representing the Shares, (vi) the costs and charges of any transfer agent, registrar or depositary, (vii) the document production charges and expenses associated with printing this Agreement and (viii) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholder hereunder for which provision is not otherwise made in this Section, except that the Selling Shareholder shall pay all fees, disbursements and expenses of its counsel and its financial advisors and any transfer or other similar taxes payable on transfer of the Shares to the Underwriters. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

         The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and the Selling Shareholder may otherwise have for the allocation of such expenses among themselves.

         9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to either Underwriter furnished to the Company in writing by such Underwriter expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of either Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof.

                  (b) The Selling Shareholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Shareholder furnished in writing by or on behalf of the Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto, provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of either Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or the Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b) or 9(c), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Underwriters and all persons, if any, who control either Underwriter within the meaning of either
         Section 15 of the Securities Act or Section 20 of the Exchange Act,
         (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Shareholder and all persons, if any, who control the Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of either Underwriter, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholder and such control persons of the Selling Shareholder, such firm shall be designated in writing by the Selling Shareholder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (e) To the extent the indemnification provided for in Section 9(a), 9(b) or 9(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company or the Selling Shareholder on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Shareholder and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company or the Selling Shareholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

                  (f) The Company, the Selling Shareholder and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (g) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company and the Selling Shareholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of either Underwriter, any person controlling either Underwriter, the Selling Shareholder or any person controlling the Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

         10. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or
(v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

         11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         If, on the Closing Date, either one of the Underwriters shall fail or refuse to purchase Shares that it has agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriter shall be obligated in the proportion that the number of Shares set forth opposite its respective name in Schedule I bears to the aggregate number of Shares set forth opposite the name of such non-defaulting Underwriter, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that either Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, either Underwriter shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Shareholder for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriter, the Company or the Selling Shareholder. In any such case either you or the Selling Shareholder shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve the defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         If this Agreement shall be terminated by the Underwriters, or either of them, because of any failure or refusal on the part of the Company or the Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Shareholder shall be unable to perform its obligations under this Agreement, the Company or Selling Shareholder as the case may be will reimburse the Underwriters or such Underwriter as has so terminated this Agreement with respect to itself, for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by such Underwriter in connection with this Agreement or the offering contemplated hereunder.

         12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                  Very truly yours,
                                  THE ST. JOE COMPANY


                                  By:
                                        ------------------------------
                                        Name:
                                        Title:


                                  The Alfred I. duPont Testamentary Trust

                                  By:
                                        ------------------------------
                                        Name:
                                        Title:

Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED

Acting on behalf of itself and the other Underwriters named in Schedule I hereto

By:  Morgan Stanley & Co. Incorporated

By:
   ----------------------
     Name:
     Title:

                                                                      SCHEDULE I

                                                         NUMBER OF FIRM SHARES TO BE
                 UNDERWRITER                                       PURCHASED
Morgan Stanley & Co. Incorporated                                  5,950,000
Legg Mason Wood Walker, Incorporated                                  50,000
                                                                   ---------
             Total                                                 6,000,000
                                                                   =========

                                                                     SCHEDULE II

Hugh M. Durden
John S. Lord
Winfred L. Thornton

                                                                       EXHIBIT A

                                                     February 10, 2004

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Dear Sirs and Mesdames:

         The undersigned understands that Morgan Stanley & Co. Incorporated and Legg Mason Wood Walker, Incorporated (the "UNDERWRITERS") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with The St. Joe Company, a Florida corporation (the "COMPANY"), and Alfred I. duPont Testamentary Trust (the "TRUST"), providing for the public offering (the "PUBLIC OFFERING") by the Underwriters of 6,000,000 shares (the "SHARES") of the Common Stock, no par value, of the Company (the "COMMON STOCK").

         To induce the Underwriters that may participate in the Public Offering to continue its effort in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Underwriters, it will not, during the period commencing on the date of the Underwriting Agreement and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, (b) shares of Common Stock sold pursuant to a written plan contemplated by rule 10b5-1(c)(A)(3) under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") that was entered into by the undersigned prior to the date hereof and disclosed in writing to the Underwriters prior to the date hereof, (c) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift or gifts, (d) transfers by the undersigned of shares of Common Stock to the Company to (i) pay the exercise price for Common Stock to be issued to the undersigned upon the exercise of vested options to purchase

Common Stock and/or (ii) satisfy any tax liability due upon the exercise of such vested options to purchase Common Stock or the vesting of restricted stock, and
(e) transfers to a Section 501(c)(3) charity by the undersigned and [ ] of up to an aggregate of 10,000 shares of Common Stock or any security convertible into Common Stock; provided, that in the case of any transfer pursuant to clause (d), any shares of Common Stock received upon the exercise of such vested options will be subject to the foregoing sentence; provided, further, that in the case of any transfer pursuant to clause (c), (i) each donee shall execute and deliver to the Underwriters a duplicate form of this Lock-Up Agreement and (ii) no filing by any party (donor, donee, transferor or transferee) under Section 16(a) of the Exchange Act, as amended, shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 90 day period referred to above).

         In addition, the undersigned agrees that, without the prior written consent of the Underwriters, it will not, during the period commencing on the date of the Underwriting Agreement and ending 90 days after the date of the final prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of Common Stock except in compliance with the foregoing restrictions.

         The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                            Very truly yours,

                                            ------------------------------------
                                            (Name)
                                            ------------------------------------
                                            (Address)

                                                                       EXHIBIT B

                                                     February 10, 2004

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Dear Sirs and Mesdames:

         The undersigned understands that Morgan Stanley & Co. Incorporated and Legg Mason Wood Walker, Incorporated (the "UNDERWRITERS") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with The St. Joe Company, a Florida corporation (the "COMPANY"), and Alfred I. duPont Testamentary Trust (the "TRUST"), providing for the public offering (the "PUBLIC OFFERING") by the Underwriters, of 6,000,000 shares (the "SHARES") of the Common Stock, no par value, of the Company (the "COMMON STOCK").

         To induce the Underwriters that may participate in the Public Offering to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Underwriters, it will not, during the period commencing on the date of the Underwriting Agreement and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, (b) shares of Common Stock sold pursuant to a written plan contemplated by rule 10b5-1(c)(A)(3) under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") that was entered into by the undersigned prior to the date hereof and disclosed in writing to the Underwriters prior to the date hereof and (c) transfers of shares of Common Stock or any security convertible into Common

Stock as a bona fide gift or gifts; provided that in the case of any transfer pursuant to clause (c), (i) each donee shall execute and deliver to the Underwriters a duplicate form of this Lock-Up Agreement and (ii) no filing by any party (donor, donee, transferor or transferee) under Section 16(a) of the Exchange Act, as amended, shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 90 day period referred to above).

         In addition, the undersigned agrees that, without the prior written consent of the Underwriters, it will not, during the period commencing on the date of the Underwriting Agreement and ending 90 days after the date of the final prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of Common Stock except in compliance with the foregoing restrictions.

         The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                            Very truly yours,

                                            ------------------------------------
                                            (Name)
                                            ------------------------------------
                                            (Address)